Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Revenues were $160.2 million; GAAP earnings were $0.80 per diluted share; non-GAAP earnings were $0.84 per diluted share

Announces $100 million repurchase authorization

SAN JOSE, Calif.--(BUSINESS WIRE)--November 2, 2022--Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended September 30, 2022. Net revenues for the third quarter were $160.2 million, down 13 percent compared to the prior quarter and down nine percent from the third quarter of 2021. Net income for the third quarter was $46.0 million or $0.80 per diluted share compared to $0.96 per diluted share in the prior quarter and $0.69 per diluted share in the third quarter of 2021. Cash flow from operations for the third quarter was $49.8 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million in the second quarter of 2022 stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. Non-GAAP net income for the third quarter of 2022 was $48.3 million or $0.84 per diluted share compared with $1.03 per diluted share in the prior quarter and $0.84 per diluted share in the third quarter of 2021. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Demand has continued to weaken, particularly in appliances and other consumer applications, and inventories have accumulated in the supply chain. While our near-term revenue outlook is therefore muted, we continue to gain market share across a broad set of end markets while making excellent progress on growth initiatives like automotive, motor drive, and our proprietary GaN technology. Our board of directors has committed $100 million to share repurchases, reflecting our strong balance sheet and our high level of confidence in our long-term growth prospects.”

Additional Highlights

  Power Integrations’ board of directors has authorized the use of $100 million for the repurchase of the company’s common stock, subject to pre-determined price/volume thresholds. The authorization does not have an expiration date.
  The company paid a dividend of $0.18 per share on September 30, 2022. A dividend of $0.18 per share is to be paid on December 30, 2022, to stockholders of record as of November 30, 2022.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2022:

  Revenues are expected to be $125 million plus or minus $5 million.
  GAAP gross margin is expected to be between 55.5 percent and 56 percent. Non-GAAP gross margin is expected to be between 56 percent and 56.5 percent. The difference between GAAP and non-GAAP gross margins is approximately equally attributable to stock-based compensation and amortization of acquisition-related intangible assets.
  GAAP operating expenses are expected to be between $49.5 million and $50 million; non-GAAP operating expenses are expected to be between $42 million and $42.5 million. Non-GAAP expenses are expected to exclude approximately $7.5 million of stock-based compensation.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: https://conferencingportals.com/event/iobnvsok. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million in the second quarter of 2022 stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its fourth-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global macroeconomic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 7, 2022. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
NET REVENUES	$160,233	$183,986	$176,776	$526,368	$530,623

COST OF REVENUES	68,198	77,143	85,037	226,815	263,160

GROSS PROFIT	92,035	106,843	91,739	299,553	267,463

OPERATING EXPENSES:
Research and development	23,205	23,507	21,137	70,390	62,905
Sales and marketing	14,700	15,985	15,443	46,840	44,447
General and administrative	5,759	6,059	9,386	21,432	28,767
Amortization of acquisition-related intangible assets	-	60	181	241	590
Other operating expenses, net	-	1,130	-	1,130	-
Total operating expenses	43,664	46,741	46,147	140,033	136,709

INCOME FROM OPERATIONS	48,371	60,102	45,592	159,520	130,754

OTHER INCOME	1,001	674	206	2,229	976

INCOME BEFORE INCOME TAXES	49,372	60,776	45,798	161,749	131,730

PROVISION FOR INCOME TAXES	3,408	4,952	3,764	13,713	8,017

NET INCOME	$45,964	$55,824	$42,034	$148,036	$123,713

EARNINGS PER SHARE:
Basic	$0.80	$0.97	$0.70	$2.55	$2.05
Diluted	$0.80	$0.96	$0.69	$2.52	$2.01

SHARES USED IN PER-SHARE CALCULATION:
Basic	57,172	57,731	60,319	58,039	60,350
Diluted	57,603	58,305	61,363	58,635	61,466

SUPPLEMENTAL INFORMATION:	Three Months Ended			Nine Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Stock-based compensation expenses included in:
Cost of revenues	$172	$235	$664	$727	$1,935
Research and development	2,334	2,323	3,055	7,712	8,605
Sales and marketing	1,267	1,177	2,201	4,392	5,540
General and administrative	(755)	(56)	3,725	2,879	11,245
Total stock-based compensation expense	$3,018	$3,679	$9,645	$15,710	$27,325

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$482	$482	$552	$1,446	$1,925

	Three Months Ended			Nine Months Ended
REVENUE MIX BY END MARKET	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Communications	16%	18%	25%	20%	33%
Computer	11%	9%	11%	10%	9%
Consumer	32%	38%	34%	35%	31%
Industrial	41%	35%	30%	35%	27%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$92,035	$106,843	$91,739	$299,553	$267,463
GAAP gross margin	57.4%	58.1%	51.9%	56.9%	50.4%

Stock-based compensation included in cost of revenues	172	235	664	727	1,935
Amortization of acquisition-related intangible assets	482	482	552	1,446	1,925

Non-GAAP gross profit	$92,689	$107,560	$92,955	$301,726	$271,323
Non-GAAP gross margin	57.8%	58.5%	52.6%	57.3%	51.1%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF OPERATING EXPENSES	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
GAAP operating expenses	$43,664	$46,741	$46,147	$140,033	$136,709

Less: Stock-based compensation expense included in operating expenses
Research and development	2,334	2,323	3,055	7,712	8,605
Sales and marketing	1,267	1,177	2,201	4,392	5,540
General and administrative	(755)	(56)	3,725	2,879	11,245
Total	2,846	3,444	8,981	14,983	25,390

Amortization of acquisition-related intangible assets	-	60	181	241	590
Other operating expenses, net	-	1,130	-	1,130	-

Non-GAAP operating expenses	$40,818	$42,107	$36,985	$123,679	$110,729

	Three Months Ended			Nine Months Ended
RECONCILIATION OF INCOME FROM OPERATIONS	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
GAAP income from operations	$48,371	$60,102	$45,592	$159,520	$130,754
GAAP operating margin	30.2%	32.7%	25.8%	30.3%	24.6%

Add: Total stock-based compensation	3,018	3,679	9,645	15,710	27,325
Amortization of acquisition-related intangible assets	482	542	733	1,687	2,515
Other operating expenses, net	-	1,130	-	1,130	-

Non-GAAP income from operations	$51,871	$65,453	$55,970	$178,047	$160,594
Non-GAAP operating margin	32.4%	35.6%	31.7%	33.8%	30.3%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF PROVISION FOR INCOME TAXES	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
GAAP provision for income taxes	$3,408	$4,952	$3,764	$13,713	$8,017
GAAP effective tax rate	6.9%	8.1%	8.2%	8.5%	6.1%

Tax effect of adjustments to GAAP results	(1,116)	(1,259)	(565)	(2,497)	(4,244)

Non-GAAP provision for income taxes	$4,524	$6,211	$4,329	$16,210	$12,261
Non-GAAP effective tax rate	8.6%	9.4%	7.7%	9.0%	7.6%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
GAAP net income	$45,964	$55,824	$42,034	$148,036	$123,713

Adjustments to GAAP net income
Stock-based compensation	3,018	3,679	9,645	15,710	27,325
Amortization of acquisition-related intangible assets	482	542	733	1,687	2,515
Other operating expenses, net	-	1,130	-	1,130	-
Tax effect of items excluded from non-GAAP results	(1,116)	(1,259)	(565)	(2,497)	(4,244)

Non-GAAP net income	$48,348	$59,916	$51,847	$164,066	$149,309

Average shares outstanding for calculation
of non-GAAP net income per share (diluted)	57,603	58,305	61,363	58,635	61,466

Non-GAAP net income per share (diluted)	$0.84	$1.03	$0.84	$2.80	$2.43

GAAP net income per share (diluted)	$0.80	$0.96	$0.69	$2.52	$2.01

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2022	June 30, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$133,474	$67,383	$158,117
Short-term marketable securities	229,754	260,209	372,235
Accounts receivable, net	16,075	27,980	41,393
Inventories	120,092	111,258	99,266
Prepaid expenses and other current assets	12,634	14,219	15,804
Total current assets	512,029	481,049	686,815

PROPERTY AND EQUIPMENT, net	181,224	184,245	179,824
INTANGIBLE ASSETS, net	7,141	7,684	9,012
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	23,935	19,830	16,433
OTHER ASSETS	21,785	24,347	30,554
Total assets	$837,963	$809,004	$1,014,487

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$29,521	$41,402	$43,721
Accrued payroll and related expenses	13,765	14,569	15,492
Taxes payable	2,960	561	1,210
Other accrued liabilities	12,613	13,597	11,898
Total current liabilities	58,859	70,129	72,321

LONG-TERM LIABILITIES:
Income taxes payable	16,398	15,739	15,280
Other liabilities	12,424	12,891	14,854
Total liabilities	87,681	98,759	102,455

STOCKHOLDERS' EQUITY:
Common stock	24	24	28
Additional paid-in capital	6,123	-	162,301
Accumulated other comprehensive loss	(11,817)	(10,060)	(3,737)
Retained earnings	755,952	720,281	753,440
Total stockholders' equity	750,282	710,245	912,032
Total liabilities and stockholders' equity	$837,963	$809,004	$1,014,487

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$45,964	$55,824	$42,034	$148,036	$123,713
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,881	8,766	8,126	26,055	23,400
Amortization of intangible assets	543	604	794	1,871	2,699
Loss on disposal of property and equipment	128	959	2,162	1,162	2,200
Stock-based compensation expense	3,018	3,679	9,645	15,710	27,325
Amortization of premium on marketable securities	771	930	475	2,638	775
Deferred income taxes	(4,108)	(2,346)	(1,194)	(7,390)	(12)
Increase in accounts receivable allowance for credit losses	431	184	(74)	690	17
Change in operating assets and liabilities:
Accounts receivable	11,474	2,494	2,554	24,628	(2,979)
Inventories	(8,834)	(8,143)	(2,171)	(20,826)	11,064
Prepaid expenses and other assets	4,353	2,523	(472)	8,428	(4,973)
Accounts payable	(11,451)	7,286	(1,420)	(5,874)	6,633
Taxes payable and other accrued liabilities	(1,344)	(5,938)	(1,724)	(3,883)	(6,157)
Net cash provided by operating activities	49,826	66,822	58,735	191,245	183,705

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,500)	(13,244)	(11,011)	(33,444)	(30,305)
Proceeds from sale of property and equipment	-	-	-	1,202	35
Purchases of marketable securities	(6,534)	(5,589)	(193,150)	(27,244)	(381,903)
Proceeds from sales and maturities of marketable securities	35,487	16,710	123,953	161,014	284,036
Net cash provided by (used in) investing activities	23,453	(2,123)	(80,208)	101,528	(128,137)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	3,105	-	4,058	6,162	7,710
Repurchase of common stock	-	(157,660)	(9,791)	(292,349)	(36,165)
Payments of dividends to stockholders	(10,293)	(10,280)	(7,840)	(31,229)	(23,552)
Net cash used in financing activities	(7,188)	(167,940)	(13,573)	(317,416)	(52,007)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	66,091	(103,241)	(35,046)	(24,643)	3,561

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	67,383	170,624	297,481	158,117	258,874

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$133,474	$67,383	$262,435	$133,474	$262,435

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com